SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 19,1997
                                ----------------
                (Date of Report--Date of Earliest Event Reported)



                               D. R. Horton, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)




          Delaware                    1-4112                  75-2386963
          --------                    ------                  ----------
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)




           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                   (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



        ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

On December 19, 1997, D.R. Horton, Inc. (the "Registrant") announced that it had entered into a definitive agreement and plan of merger pursuant to which Continental Homes Holding Corporation would be merged into Registrant. The announcement was by means of a news release attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

99.1              News release dated December 19, 1997.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 1997



                                       D.R. Horton, Inc.



                                       By:/s/ Charles N. Warren
                                          --------------------------------
                                          Charles N. Warren
                                          Senior Vice President